                            INTELLIPHARMACEUTICS LTD

1)    Current Articles consist of:

      (a) Restated Certificate (re name change from "IPC Pharmaceuticals, Inc." to "IntelliPharmaCeutics, Ltd.) dated August 17, 2004 and amended and restated certificate of incorporation

      (b) Certificate of designation creating the special voting stock dated August 17, 2004

      (c) Restated Certificate changing the name "IntelliPharmaCeutics, Ltd. to "IntelliPharmaCeutics Ltd." dated August 18, 2004 and amended and restated certificate of incorporation

      (d) Certificate of designation dated August 18, 2004 and amended certificate of powers, designations, preferences of special voting stock

2)    Current By-laws

                                    DELAWARE                           PAGE 1

                                 The First State

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "INTELLIPHARMACEUTICS, LTD.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF AUGUST, A.D. 2004, AT 3:38 O'CLOCK P. M.

      A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.

                        [SEAL]         /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

3835430  8100                          AUTHENTICATION: 3299246
040598293
                                                 DATE: 08-17-04

      State of Delaware
     Secretary of State
  Division of Corporations
Delivered 03:38 PM 08/16/2004
  FILED 03:38 PM 08/16/2004
SRV 040598293 - 3835430 FILE

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           INTELLIPHARMACEUTICS, LTD.

      The present nature of the corporation is IntelliPharmaCeutics, Ltd. The corporation was incorporated under the name "IPC Pharmaceuticals, Inc. "by the filing of its original Certificate of Incorporation with the Secretary of State of the state of Delaware on July 29, 2004. This Amended and Restated Certificate of Incorporation of the corporation, which both restates and further amends the provisions of the corporation's Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the corporation is hereby amended and restated to read in its entirety as follows:

FIRST: The name of the corporation is IntelliPharmaCeutics, Ltd.

SECOND: The Corporation's registered agent is Corporate Service Bureau Inc. and its office in the State of Delaware is located at 15E, North Street, Dover, Delaware 19901, County of Kent.

THIRD: The purposes of the corporation are to engage in any lawful act or activity for which corporation may be organized under the General Corporation Law of the State of Delaware.

FOURTH: (1) The total number of shares of all classes of stock which the corporation shall have authority to issue is 60,000,000, consisting of (i) 40,000,000 shares of Common Stock, par value $0.001 per share ("Common Stock"), and (ii) 20,000,000 shares of Preferred Stock, par value $.001 per share ("Preferred Stock"). The number of authorized shares of any of the Common Stock or the Preferred Stock may be increased or decreased (but nor below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority is voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor.

        (2) The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

      (3)(a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, to the fullest extent permitted by law holders of Common Stock, as such, shall have no voting power with respect to and shall not be entitled to vote on, any amendment to this Amended and Restated Certificate of incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the General Corporation Law of the State of Delaware.

      (b) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to such series).

      (c) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.

      (d) Upon the dissolution, liquidation or winding up of the corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the corporation upon such dissolutions, liquidation or winding up of the corporation, the holders of the Common Stock, as such, shall be entitled to receive the assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

FIFTH: The Board of Directors shall be authorized to make, amend, alter, change, add to or repeal the By-Laws of the corporation in any manner not inconsistent with the laws of the State of Delaware, subject to the power of the stockholders to amend, alter, change, add to or repeal the By-laws made by the Board of Directors.

SIXTH: Except as otherwise provided by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, to the fullest extent permitted by law, no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, modification or repeal of this Article SIXTH shall not adversely affect any right or protection of a director of the corporation existing at the time of such amendment, modification or repeal.

SEVENTH: The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors with the exact number of directors to be determined from time

                                    DELAWARE                           PAGE 1

                                 The First State

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "INTELLIPHARMACEUTICS, LTD.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF AUGUST, A.D. 2004 AT 3:39 O'CLOCK P.M.

      A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.

                   [SEAL]              /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

3835430  8100                            AUTHENTICATION: 3299260

040598300                                          DATE: 08-17-04

      State of Delaware
     Secretary of State
  Division of Corporations
Delivered 03:38 PM 08/16/2004
  FILED 03:39 PM 08/16/2004
SRV 040598300 - 3835430 FILE

                    CERTIFICATE OF THE POWERS, DESIGNATIONS,
                            PREFERENCES AND RIGHTS OF

                              SPECIAL VOTING STOCK

                          OF INTELLIPHARMACEUTICS, LTD.

         Pursuant to Section 151 of the Delaware General Corporation Law

      I, Sharon Will, the President of IntelliPharmaCeutics, Ltd., a Delaware corporation (the "Company"), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware (the "DGCL"), do hereby certify that, pursuant to the provisions of Section 151 of the DGCL, the following resolutions were duly adopted by the Board of Directors of the Company and pursuant to authority conferred upon the Board of Directors by the provisions of the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation"), the Board of Directors of the Company, on August 16th, 2004, adopted resolutions providing for the instance of a series of Preferred Stock of the Company and fixing the relative powers, designations, preferences, rights, qualifications, limitations and restrictions of such stock. These resolutions are as follows:

      "RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation, the Issuance of a series of Preferred Stock of the Company to be designated "Special Voting Stock", par value $.001 per share, which shall consist of 10,800,000 shares of the 20,000,000 shares of Preferred Stock which the Company now has authority to issue, be, and the same hereby is, authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, of the 10,800,000 shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock of this series) as follows:

                                    ARTICLE 1
                                 INTERPRETATION

SECTION 1.1 DEFINITIONS.

In these share provisions, the following terms have the following meanings:

      "CONVERTIBLE VOTING SHARES" means the convertible voting shares in the capital of IntelliPharmaCeutics Corp.

      "EXCHANGE AGREEMENT" means the exchange agreement to be entered into by the Company, IntelliPharmaCeutics Corp., a corporation amalgamated under the laws of the Province of Nova Scotia, and certain shareholders of IntelliPharmaCeutics Corp. which, among other things, provides the Company with the rights, exerciseable upon the occurrence of certain events, to require certain shareholders of IntelliPharmaCeutics Corp. to sell their Exchangeable Shares to the Company.

      "EXCHANGEABLE SHARES" means the exchangeable shares in the capital of IntelliPharmaCeutics Corp.

      "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares set forth in the articles of Incorporation of IntelliPharmaCeutics Corp.

      "COMMON STOCK" means the shares of the Company's common stock, par value $.001 per share.

      "SPECIAL VOTING STOCK" means the shares of non-participating special voting stock in the capital of the Company, par value $.001 per share, having the rights, privileges, restrictions and conditions set forth herein.

      "SUBSIDIARY OR SUBSIDIARIES", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly, or indirectly by such person.

                                    ARTICLE 2
                           DIVIDENDS AND DISTRIBUTIONS

SECTION 2.1 NO DIVIDENDS OR DISTRIBUTIONS.

      Except as required by applicable law, a holder of Special Voting Stock shall not be entitled to receive any dividends or distributions of the Company, whether payable in cash, property or in shares of capital stock.

                                    ARTICLE 3
                                   LIQUIDATION

SECTION 3.1 NO LIQUIDATION RIGHTS.

      In the event of the Company's liquidation, dissolution or winding-up, or any other distribution of the Company's assets among its shareholders for the purpose of winding-up its affairs, a holder of Special Voting Stock shall not be entitled to receive any Company assets available for distribution to its shareholders.

                                    ARTICLE 4
                                  VOTING RIGHTS

SECTION 4.1 VOTING RIGHTS.

      The holders of the Special Voting Stock shall be entitled to receive notice of and to attend all meetings of the shareholders of the Company and to one vote at any such meeting in respect of each share of Special Voting Stock held and shall, other as required by applicable law or as contemplated by
Section 6.1 hereof, vote together with the Common Stock as a single class.

                                    ARTICLE 8
                                  NO REDEMPTION

SECTION 5.1 REDEMPTION.

      The Special Voting Stock shall not be redeemable, except as follows:

            i. immediately upon the issuance and delivery of Common Stock to the holder of an Exchangeable Share pursuant to the Exchangeable Share Provisions or the Exchange Agreement, the Special Voting Stock held by such holder shall automatically be redeemed and cancelled on the basis of one share of Special Voting Stock redeemed and cancelled for each share of Common Stock issued; and

            ii. at such time as no Convertible Voting Shares or Exchangeable Shares (other than those owned by the Company and its Subsidiaries, if any) shall be outstanding, any Special Voting Stocks then outstanding shall automatically be redeemed and cancelled.

                                    ARTICLE 6
                                OTHER PROVISIONS

SECTION 6.1 ADDITIONAL ISSUANCES.

      The Company will not issue any additional Special Voting Stock without the consent of the holders at the relevant time of Special Voting Stock voting separately as a class.

      RESOLVED, that the Chief Executive Officer, President or any Vice President and the Secretary or any Assistants Secretary of the Company be, and they hereby are, authorized and directed to prepare and file (or cause to be prepared and filed) a Certificate of the Powers, Designations, Preferences and Rights in accordance with the foregoing resolution and the provisions of Delaware law and to take such sections as they may deem necessary or appropriate to carry out the interest of the foregoing resolutions."

      IN WITNESS WHEREOF, I have executed and subscribed to this Certificate and do hereby affirm the foregoing as true under the penalties of perjury as of the 16th day of August, 2004.

                                                INTELLIPHARMACEUTICS, LTD.

                                                By: /s/ Sharon Will
                                                    ----------------------------
                                                    Sharon Will, President

                                     DELAWARE                             PAGE 1

                                 The First State

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "INTELLIPHARMACEUTICS, LTD.", CHANGING ITS NAME FROM "INTELLIPHARMACEUTICS, LTD. "TO INTELLIPHARMACEUTICS LTD.", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF AUGUST, A.D. 2004, AT 12:40 O'CLOCK P.M.

      A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.

                       [SEAL]          /s/ Harriet Smith Windsor
                                       -----------------------------
                                       Harriet Smith Windsor, Secretary of State

3835430 8100                             AUTHENTICATION: 3303433

040604176                                        DATE:   08-18-04

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           INTELLIPHARMACEUTICS, LTD.

      The present name of the corporation is IntelliPharmaCeutics, Ltd. The corporation was incorporated under the name "IPC Pharmaceuticals, Inc." by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on July 29, 2004. This Amended and Restated Certificate of Incorporation of the corporation, which both restates and further amends the provisions of the corporation's Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the corporation is hereby amended and restated to read in its entirety as follows:

FIRST: The name of the corporation is IntelliPharmaCeutics Ltd.

SECOND: The Corporation's registered agent is Corporate Service Bureau Inc., and its office in the State of Delaware is located at 15 E. North Street, Dover, Delaware 19901. County of Kent.

THIRD: The purposes of the corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: (1) The total number of shares of all classes of stock which the corporation shall have authority to issue is 60,000,000, consisting of (i) 40,000,000 shares of Common Stock, par value $.001 per share ("Common Stock"), and (ii) 20,000,000 shares of Preferred Stock, par value $.001 per share ("Preferred Stock"). The number of authorized shares of any of the Common Stock or the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor.

        (2) The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

        (3)(a)Each holder of Common Stock, as such, shall be entitled to one vote for each

       State of Delaware
      Secretary of State
     Division of Corporations
Delivered 12:40 PM 08/18/2004
  FILED 12:40 PM 08/18/2004
 SRV 040604176 - 3835430 FILE
share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the General Corporation Law of the State of Delaware.

        (b) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to such series).

        (c) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.

        (d) Upon the dissolution, liquidation or winding up of the corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the corporation upon such dissolution, liquidation or winding up of the corporation, the holders of the Common Stock, as such, shall be entitled to receive the assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

FIFTH: The Board of Directors shall be authorized to make, amend, alter, change, add to or repeal the By-Laws of the corporation in any manner not inconsistent with the laws of the State of Delaware, subject to the power of the stockholders to amend, alter, change, add to or repeal the By-Laws made by the Board of Directors.

SIXTH: Except as otherwise provided by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, to the fullest extent permitted by law, no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, modification or repeal of this Article SIXTH shall not adversely affect any right or protection of a director of the corporation existing at the time of such amendment, modification or repeal.

SEVENTH: The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors with the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board of Directors.

      IN WITNESS WHEREOF, IntelliPharmaCeutics, Ltd. has caused this certificate to be signed this 16th day of August, 2004.

                                               INTELLIPHARMACEUTICS, LTD.

                                               By: /s/ Sharon Will
                                                   -----------------------
                                                   Sharon Will, President

                                   DELAWARE                               PAGE 1

                                The First State

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "INTELLIPHARMACEUTICS LID. ", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF AUGUST, A.D. 2004, AT 12:41 O'CLOCK P.M.

      A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.

                       [SEAL]          /s/ Harriet Smith Windsor
                                       -----------------------------
                                       Harriet Smith Windsor, Secretary of State

3835430 8100                             AUTHENTICATION: 3303459

040604186                                          DATE: 08-18-04

       State of Delaware
      Secretary of State
   Division of Corporations
Delivered 12:40 PM 08/18/2004
  FILED 12:41 PM 08/18/2004
SRV 040604186 - 3835430 FILE

                AMENDED CERTIFICATE OF THE POWERS, DESIGNATIONS,
                            PREFERENCES AND RIGHTS OF

                              SPECIAL VOTING STOCK

                           OF INTELLIPHARMACEUTICS LTD.

        PURSUANT TO SECTION 151 OF THE DELAWARE GENERAL CORPORATION LAW

      I, Sharon Will, the President of IntelliPharmaCeutics Ltd., a Delaware corporation (the "Company"), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware (the "DGCL"), do hereby certify that, pursuant to the provisions of Section 151 of the DGCL the following resolutions were duly adopted by the Board of Directors of the Company and pursuant to authority conferred upon the Board of Directors by the provisions of the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation"), the Board of Directors of the Company, on August 16th, 2004, adopted resolutions providing for the issuance of a series of Preferred Stock of the Company and fixing the relative powers, designations, preferences, rights, qualifications, limitations and restrictions of such stock. These resolutions are as follows:

      "RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation, the issuance of a series of Preferred Stock of the Company to be designated "Special Voting Stock", par value $.001 per share, which shall consist of 10,850,000 shares of the 20,000,000, share of Preferred Stock which the Company now has authority to issue, be, and the same hereby is, authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, of the 10,850,000 shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock of this series) as follows:

                                   ARTICLE 1
                                 INTERPRETATION

SECTION 1.1 DEFINITIONS.

In these share provisions, the following terms have the following meanings:

      "CONVERTIBLE VOTING SHARES" means the convertible voting shares in the capital of IntelliPharmaCeutics Corp.

      "EXCHANGE AGREEMENT" means the exchange agreement to be entered into by the Company, IntelliPharmaCeutics Corp., a corporation amalgamated under the laws of the Province of Nova Scotia, and certain shareholders of IntelliPharmaCeutics Corp. which, among other things, provides the Company with the right, exercisable upon the occurrence of certain events, to require certain shareholders of IntelliPharmaCeutics Corp. to sell their Exchangeable Shares to the Company.

     "EXCHANGEABLE SHARES" means the exchangeable shares in the capital of IntelliPharmaCeutics Corp.

     "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares set forth in the articles of incorporation of IntelliPharmaCeutics Corp.

     "COMMON STOCK" means the shares of the Company's common stock, par value $.001 per share.

     "SPECIAL VOTING STOCK" means the shares of non-participating special voting stock in the capital of the Company, par value $.001 per share, having the rights, privileges, restrictions and conditions set forth herein.

     "SUBSIDIARY OR SUBSIDIARIES", in relation to any person, means any body corporates, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

                                    ARTICLE 2
                          DIVIDENDS AND DISTRIBUTIONS

SECTION 2.1 NO DIVIDENDS OR DISTRIBUTIONS.

      Except as required by applicable law, a holder of Special Voting Stock shall not be entitled to receive any dividends or distributions of the Company, whether payable in cash, property or in shares of capital stock.

                                    ARTICLE 3
                                   LIQUIDATION

SECTION 3.1 NO LIQUIDATION RIGHTS.

      In the event of the Company's liquidation, dissolution or winding-up, or any other distribution of the Company's assets among its shareholders for the purpose of winding-up its affairs, a holder of Special Voting Stock shall not be entitled to receive any Company assets available for distribution to its shareholders.

                                   ARTICLE 4
                                 VOTING RIGHTS

SECTION 4.1 VOTING RIGHTS.

      The holders of the Special Voting Stock shall be entitled to receive notice of and to attend all meetings of the shareholders of the Company and to one vote at any such meeting in respect of each share of Special Voting Stock held and shall, other than as required by applicable law or as contemplated by
Section 6.1 hereof, vote together with the Common Stock as a single class.

                                   ARTICLE 5
                                 NO REDEMPTION

SECTION 5.1 REDEMPTION.

      The Special Voting Stock shall not be redeemable, except as follows:

            i. immediately upon the issuance and delivery of Common Stock to the holder of an Exchangeable Share pursuant to the Exchangeable Share Provisions or the Exchange Agreement, the Special Voting Stock held by such holder shall automatically be redeemed and cancelled on the basis of one share of Special Voting Stock redeemed and cancelled for each share of Common Stock issued; and

            ii. at such time as no Convertible Voting Shares or Exchangeable Shares (other than those owned by the Company and its Subsidiaries, if any) shall be outstanding, any Special Voting Stocks then outstanding shall automatically be redeemed and cancelled.

                                    ARTICLE 6
                                OTHER PROVISIONS

SECTION 6.1 ADDITIONAL ISSUANCES.

      The Company will not issue any additional Special Voting Stock without the consent of the holders at the relevant time of Special Voting Stock voting separately as a class.

      RESOLVED, that the Chief Executive Officer, President or any Vice President and the Secretary or any Assistant Secretary of the Company be, and they hereby are, authorized and directed to prepare and file (or cause to be prepared and filed) a Certificate of the Powers, Designations, Preferences and Rights in accordance with the foregoing resolution and the provisions of Delaware law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolutions."

      IN WITNESS WHEREOF, I have executed and subscribed to this Certificate and do hereby affirm the foregoing as true under the penalties of perjury as of the 17th day of August, 2004.

                                                INTELLIPHARMACEUTICS LTD.

                                                By: /s/ Sharon Will
                                                    ------------------------
                                                    Sharon Will, President